UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Amendment No. 1 to

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒  Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-11(c) or § 240.14a-2

CREATIVE MEDICAL TECHNOLOGY HOLDINGS, INC.
(Name of Registrant as Specified in Its Charter)

________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Be Held on December     , 2024

Dear Stockholders of Creative Medical Technology Holdings, Inc.:

We are pleased to invite you to attend a Special Meeting of Stockholders to be held on December     2024, at 9:00 a.m. Pacific Standard Time at 440 Stevens Avenue, Suite #200, Solana Beach, CA 92075 (the “Special Meeting”).  The Special Meeting is being held for the following purposes:

1. To approve an amendment to our Articles of Incorporation increasing the number of our authorized shares of Common Stock from 5,000,000 shares to 25,000,000 shares; and

2. To approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the exercise in full of warrants to purchase an aggregate of 837,104 shares of our Common Stock (the “Investor Warrants”) that we issued in a private placement to a group of institutional investors in October 2024.

Our Board of Directors has fixed the close of business on  October 23, 2024 as the record date for the Special Meeting.  Only stockholders of record as such date may vote at the Special Meeting or any postponements or adjournments of the meeting.  This notice of special meeting, proxy statement, and form of proxy are being made available on or about  November  , 2024.

Your vote is important. Whether or not you plan to attend the Special Meeting, we would like for your shares to be represented. Please vote as soon as possible via the Internet, telephone, or mail.

Sincerely,

Timothy Warbington Chief Executive Officer

November        , 2024

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting To Be Held on 2024: This Proxy Statement is available at the following website: www.proxyvote.com.

i

PROXY STATEMENT

CREATIVE MEDICAL TECHNOLOGY HOLDINGS, INC.

SPECIAL MEETING OF STOCKHOLDERS

To Be Held On  December     , 2024

Page
QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND OUR SPECIAL MEETING	4

PROPOSAL ONE: APPROVAL OF AN AMENDMENT TO OUR ARTICLES OF INCORPORATION INCREASING THE NUMBER OF OUR AUTHORIZED SHARES OF COMMON STOCK FROM 5,000,000 SHARES TO 25,000,000 SHARES	8

PROPOSAL TWO: APPROVAL OF THE EXERCISE IN FULL OF THE INVESTOR WARRANTS	10

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	11

OTHER MATTERS	12

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PROXY STATEMENT

FOR SPECIAL MEETING OF STOCKHOLDERS

To Be Held at 9:00 a.m. Pacific Standard Time on December  , 2024

This proxy statement and the enclosed form of proxy are furnished in connection with the solicitation of proxies by our Board of Directors (the “Board” or “Board of Directors”) for use at a special meeting of stockholders of Creative Medical Technology Holdings, Inc., a Nevada corporation, and any postponements, adjournments or continuations thereof (the “Special Meeting”).  The Special Meeting will be held on December    , 2024 at 9:00 a.m. Pacific Standard Time at 440 Stevens Avenue, Suite #200, Solana Beach, CA 92075.  References in this Proxy Statement to “we,” “us,” “our,” the “Company” or “Creative Medical Technology Holdings” refer to Creative Medical Technology Holdings, Inc.

The Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access this Proxy Statement is first being mailed on or about  November   , 2024 to all stockholders entitled to vote at the Special Meeting.

THE INFORMATION PROVIDED IN THE “QUESTION AND ANSWER” FORMAT BELOW IS FOR YOUR CONVENIENCE ONLY AND IS MERELY A SUMMARY OF THE INFORMATION CONTAINED IN THIS PROXY STATEMENT. YOU SHOULD READ THIS ENTIRE PROXY STATEMENT CAREFULLY.

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QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND OUR SPECIAL MEETING

Q:	Why did I receive a Notice of Internet Availability of Proxy Materials instead of a full set of proxy materials?

A:

In accordance with the rules of the Securities and Exchange Commission (“SEC”), we have elected to furnish our proxy materials, including this Proxy Statement, primarily via the Internet.  The Notice containing instructions on how to access our proxy materials is first being mailed on or about  November   , 2024 to all stockholders entitled to vote at the Special Meeting.  Stockholders may request to receive all future proxy materials in printed form by mail or electronically by e-mail by following the instructions contained in the Notice.  We encourage stockholders to take advantage of the availability of our proxy materials via the Internet to help reduce the environmental impact of our meetings of stockholders.

Q:	What items will be voted on at the Special Meeting?

A:	Stockholders will vote on the following items at the Special Meeting:

•	Approval of an amendment to our Articles of Incorporation increasing the number of our authorized shares of Common Stock from 5,000,000 shares to 25,000,000 shares (the “Share Increase Proposal”);

•

Approval of the exercise in full of warrants to purchase an aggregate of 837,104 shares of our Common Stock (the “Investor Warrants”) that we issued in a private placement to a group of institutional investors on October 23, 2024; and

•	Such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

Q:	How does the Board of Directors recommend I vote on these proposals?

A:	The Board of Directors unanimously recommends that the stockholders vote:

•	FOR the approval of an amendment to our Articles of Incorporation increasing the number of our authorized shares of Common Stock from 5,000,000 shares to 25,000,000 shares; and

•	FOR the approval of the exercise in full of the Investor Warrants.

With respect to any other matter that properly comes before the Special Meeting, the proxies will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion.

Q:	Who may vote at the Special Meeting?

A:

Stockholders of record as of the close of business on  October 23, 2024 (the “Record Date”) are entitled to receive notice of, to attend, and to vote at the Special Meeting.  As of the Record Date, there were 1,748,428 shares of our Common Stock issued and outstanding, held by 75 holders of record, and one (1) shares of Series B Preferred Stock held by our Chief Executive Officer.  The Series B Preferred Stock may only vote on the Share Increase Proposal.

Q:	How many votes do I have?

A:

You have one vote for each share of Common Stock you owned as of the Record Date. The holder of the one outstanding share of our Series B Preferred Stock has 100,000,000 votes but has the right to vote only on the Share Increase Proposal, and the Series B Preferred Stock will be voted in the same proportion as the votes cast by shares of Common Stock on the Share Increase Proposal. For example, if 60% of the votes cast by holders of Common Stock for the Share Increase Proposal vote “FOR” the proposal and 40% vote “Against” the proposal, the holder of the share of Series B Preferred Stock will cast 60,000,000 votes “FOR” the Share Increase Proposal and 40,000,000 votes “Against” the Share Increase Proposal. Conversely, if 60% of the votes cast by holders of Common Stock for the Share Increase Proposal vote “Against” the proposal and 40% vote “FOR” the proposal, the holder of the share of Series B Preferred Stock will cast 60,000,000 votes “Against” the Share Increase Proposal and 40,000,000 votes “For” the Share Increase Proposal. The Series B Preferred Stock will vote on the Share Increase Proposal as a single class with the Common Stock. The share of Series B Preferred Stock will be automatically redeemed by us effective upon the approval of the Share Increase Proposal (or at an earlier time as the Board may determine in its sole discretion).

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Q:	What is the voting requirement to approve each the proposals?

A:

The affirmative vote of the holders of a majority of the voting power of the outstanding shares of Common Stock and one share of Series B Preferred Stock, voting together as a single class, will be required to approve the Share Increase Proposal. This is the only proposal with respect to which the Series B Preferred Stock is entitled to vote.

For the proposal to approve the exercise of the Investor Warrants, and any proposal to adjourn the Special Meeting or other matters that may properly come before the Special Meeting, the affirmative vote from holders of a majority of the shares present and entitled to vote thereon, either in person or represented by proxy at the Special Meeting, will be required to approve such proposal.

Q:	How many shares must be present or represented to conduct business at the Special Meeting?

A:

At the Special Meeting, the presence in person or by proxy of one-third of the aggregate voting power of the Common Stock issued and outstanding and entitled to vote at the Special Meeting is required for the Special Meeting to proceed. If you have returned valid proxy instructions or attend the Special Meeting, your shares of Common Stock will be counted for the purpose of determining whether there is a quorum, even if you wish to abstain from voting at the meeting. Unless at least one-third of the shares of Common Stock outstanding on the Record Date are present in person or by proxy at the Special Meeting, the holder of Series B Preferred Stock will not cast any votes on the Share Increase Proposal.

Q:	If I am a stockholder of record, how do I vote?

A:	If you are a stockholder of record, there are four ways to vote:

•

At the Special Meeting. You may vote in person at the Special Meeting if you are the record owner of the shares to be voted. You can also vote in person at the Special Meeting if you present a properly signed proxy that authorizes you to vote shares on behalf of the record owner.

•	Via the Internet. You may vote by proxy via the Internet by following the instructions found on the proxy card.

•	By Telephone. You may vote by proxy by calling the toll-free number found on the proxy card.

•	By Mail. You may vote by proxy by filling out the proxy card and returning it in the envelope provided. If you vote by mail, your proxy card must be received by December , 2024.

Please note that the Internet and telephone voting facilities will close at 11:59 p.m. Eastern Time (8:59 p.m. Pacific Standard Time) on December , 2024.

Q:	If I am a beneficial owner of shares held in street name, how do I vote?

A:

If you are a beneficial owner of shares held in street name, you should have received from your broker, bank, trustee or other nominee instructions on how to vote or instruct the broker to vote your shares, which are generally contained in a “vote instruction form” sent by the broker, bank, trustee or other nominee. Please follow their instructions carefully. Street name stockholders generally may vote by one of the following methods:

•

 At the Special Meeting.  If you wish to vote at the Special Meeting, you must obtain a legal proxy from the organization that holds your shares.  Please contact that organization for instructions regarding obtaining a legal proxy to you by your broker, bank, trustee, or other nominee.

•	Via the Internet. You may vote by proxy via the Internet by following the instruction form provided to you by your broker, bank, trustee, or other nominee.

•	By Telephone. You may vote by proxy by calling the toll-free number found on the vote instruction form provided to you by your broker, bank, trustee, or other nominee.

•	By Mail. You may vote by proxy by filling out the vote instruction form and returning it in the envelope provided to you by your broker, bank, trustee, or other nominee.

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Q:	What is the difference between a stockholder of record and a beneficial owner of shares held in street name?

A:

Stockholder of Record. If your shares are registered directly in your name with our transfer agent, vStock Transfer, LLC, you are considered the stockholder of record with respect to those shares, and the Notice or these proxy materials were sent directly to you by us.

Beneficial Owner of Shares Held in Street Name. If your shares are held in an account at a brokerage firm, bank, broker-dealer, or other similar organization, then you are the “beneficial owner” of shares held in “street name,” and the Notice or these proxy materials were forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Special Meeting. As a beneficial owner, you have the right to instruct that organization on how to vote the shares held in your account.

Q:	How may my brokerage firm or other intermediary vote my shares if I fail to provide timely directions?

A:

Brokerage firms and other intermediaries holding shares of our Common Stock in street name for their customers are generally required to vote such shares in the manner directed by their customers. In the absence of timely directions, your broker will have discretion to vote your shares on the Share Increase Proposal.  Your broker will not have discretion to vote on our other proposals, all of which are “non-routine” matters, absent direction from you, resulting in broker non-votes.

Q:	Can I change my vote or revoke my proxy?

A:	You may change your vote or revoke your proxy at any time prior to the taking of the vote at the Special Meeting.

If you are the stockholder of record, you may change your vote by (1) granting a new proxy bearing a later date (which automatically revokes the earlier proxy) using any of the methods described above (and until the applicable deadline for each method), (2) providing a written notice of revocation to our Corporate Secretary at Creative Medical Technology Holdings, Inc., 211 E Osborn Road, Phoenix, AZ 85012 prior to your shares being voted, or (3) attending the Special Meeting and voting at the Special Meeting. Attendance at the Special Meeting will not cause your previously granted proxy to be revoked unless you specifically so request or vote in person at the Special Meeting.

For shares you hold beneficially in street name, you generally may change your vote by submitting new voting instructions to your broker, bank, trustee, or nominee following the instructions they provided, or, if you have obtained a legal proxy from your broker, bank, trustee, or nominee giving you the right to vote your shares, by attending the Special Meeting and voting during the meeting.

Q:	If I submit a proxy, how will it be voted?

A:

When proxies are properly dated, executed, and returned, the shares represented by such proxies will be voted at the Special Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, the shares will be voted in accordance with the recommendations of our Board of Directors as described above. If any matters not described in the Proxy Statement are properly presented at the Special Meeting, the proxy holders will use their own judgment to determine how to vote your shares. If the Special Meeting is postponed or adjourned, the proxy holders can vote your shares on the new meeting date as well, unless you have revoked your proxy instructions, as described below under “Can I change my vote or revoke my proxy?”

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Q:	How are proxies solicited for the Special Meeting?

A:

Our Board of Directors is soliciting proxies for use at the Special Meeting. All expenses associated with this solicitation will be borne by us. We may, on request, reimburse brokers or other nominees for reasonable expenses that they incur in sending our proxy materials to you if a broker, bank, or other nominee holds shares of our Common Stock on your behalf. We have retained Okapi Partners LLC, a proxy solicitation firm, to solicit proxies for a fee of $8,000 plus a reasonable amount to cover out-of-pocket expenses for proxy solicitation services. In addition, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Our directors and employees will not be paid any additional compensation for soliciting proxies.

Q:	What should I do if I get more than one proxy or voting instruction card?

A:

Stockholders may receive more than one set of voting materials, including multiple copies of the proxy materials and multiple Notices, proxy cards, or voting instruction cards. For example, stockholders who hold shares in more than one brokerage account may receive separate sets of proxy materials for each brokerage account in which shares are held. Stockholders of record whose shares are registered in more than one name will receive more than one set of proxy materials or one Notice. You should vote in accordance with all of the proxy cards and voting instruction cards you receive relating to the Special Meeting to ensure that all of your shares are counted.

Q:	I share an address with another stockholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

A:

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process is commonly referred to as “householding.”

A single set of proxy materials may be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you notify your broker or us that you no longer wish to participate in householding.

If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, you may (1) notify your broker, or (2) direct your written request to: Corporate Secretary, Creative Medical Technology Holdings, Inc., 211 E Osborn Road, Phoenix, AZ 85012. Stockholders who receive multiple copies of the proxy statement at their address and would like to request householding of their communications should contact their broker. In addition, we will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the Proxy Statement to a stockholder at a shared address to which a single copy of the documents was delivered.

Q:	Where can I find the voting results of the Special Meeting?

A:

We will announce preliminary voting results at the Special Meeting. We will also disclose voting results on a Current Report on Form 8-K that we will file with the SEC within four business days after the Special Meeting.

Q:	What is the deadline to propose actions for consideration at next year’s Annual Meeting of Stockholders or to nominate individuals to serve as directors?

A:

Stockholder Proposals: Stockholders may present proper proposals for inclusion in our proxy statement and for consideration at our next annual meeting of stockholders by submitting their proposals in writing to our Corporate Secretary in a timely manner. For a stockholder proposal to be considered for inclusion in our proxy statement for our 2025 Annual Meeting of Stockholders, our Corporate Secretary must receive the written proposal at our principal executive offices no later February 6, 2025. If we hold our 2025 Annual Meeting of Stockholders more than 30 days before or after July 19, 2025 (the one-year anniversary date of the 2024 Annual Meeting of Stockholders), we will disclose the new deadline by which stockholders proposals must be received in a press release or under Item 5 of Part II of our earliest possible Quarterly Report on Form 10-Q or a Current Report on Form 8-K. In addition, stockholder proposals must comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and related SEC regulations under Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials.

Proposals should be addressed to:	Creative Medical Technology Holdings, Inc. Attn: Corporate Secretary 211 E Osborn Road Phoenix, AZ 85012

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PROPOSAL ONE:  APPROVAL OF AN AMENDMENT TO OUR ARTICLES OF INCORPORATION

INCREASING THE NUMBER OF OUR AUTHORIZED SHARES OF COMMON STOCK

FROM 5,000,000 SHARES TO 25,000,000 SHARES

Overview

The Company’s Board of Directors has unanimously approved a proposal to amend our Articles of Incorporation to increase the authorized shares of Common Stock of the Company from 5,000,000 shares to 25,000,000 shares, subject to stockholder approval. The Board has declared this amendment to be advisable and recommended that this proposal be presented to the Company’s stockholders for approval. The text of the form of proposed amendment to the Company’s Articles of Incorporation to increase the authorized shares of Common Stock of the Company to 25,000,000 shares is attached to this proxy statement as Exhibit A.

If the Company’s stockholders approve this Proposal, the Company expects to promptly file articles of amendment to the Company’s Articles of Incorporation with the Secretary of State of the State of Nevada to increase the number of authorized shares of Common Stock.

Reasons for the Increase in Authorized Shares

As of  October 23, 2024, the record date for the special meeting, the Company had an aggregate of 1,748,428 shares of Common Stock outstanding, and outstanding warrants and options to purchase approximately 3,199,000 shares of Common Stock.  Accordingly, at present, the Company has approximately only 50,000 authorized shares of its Common Stock available for issuance.

Although at present the Company has no commitments or agreements to issue additional shares of Common Stock, it desires to have additional shares available to provide additional flexibility to use its capital stock for business and financial purposes in the future. These purposes may include, among others:

●	raising capital;
●	providing equity incentives to employees, officers or directors;
●	establishing strategic relationships with other companies; and
●	the acquisition of other businesses or products.

The terms of additional shares of Common Stock will be identical to those of the currently outstanding shares of the Company’s Common Stock. However, because holders of the Company’s Common Stock have no preemptive rights to purchase or subscribe for any unissued stock of the Company, the issuance of any additional shares of Common Stock authorized as a result of the increase in the number of authorized shares of Common Stock will reduce the current stockholders’ percentage of ownership interest in the total outstanding shares of Common Stock.

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Effects of the Increase in Authorized Shares

The proposed increase in the authorized number of shares of Common Stock could have a number of effects on the stockholders of the Company depending upon the exact nature and circumstances of any actual issuances of authorized but unissued shares. The increase could have an anti-takeover effect, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of the Company more difficult. For example, additional shares could be issued by the Company so as to dilute the stock ownership or voting rights of persons seeking to obtain control of the Company. Similarly, the issuance of additional shares to certain persons allied with the Company’s management could have the effect of making it more difficult to remove the Company’s management by diluting the stock ownership or voting rights of persons seeking to cause such removal.

The proposed amendment to Company’s Articles of Incorporation to increase the number of authorized shares of Common Stock from 5,000,000 shares to 25,000,000 shares will be effective upon the filing of the articles of amendment with the Secretary of State of the State of Nevada. The Company expects to file such proposed amendment promptly following approval of this Proposal.

Required Vote

Approval of the Share Increase Proposal requires the affirmative vote of the holders of a majority of the voting power of the outstanding shares of our Common Stock and the one share of Series B Preferred Stock, voting together as a single class. Each share of Common Stock has one vote. The share of Series B Preferred Stock has 100,000,000 votes, but those votes must be voted in the same proportion as the votes cast by shares of Common Stock on this proposal, even if a majority of the shares of Common Stock are voted “Against” this proposal. Abstentions will be counted towards the vote total and will have the same effect as “Against” votes for this Proposal. However, because the share of Series B Preferred Stock will vote in a manner that mirrors votes actually cast (which does not include abstentions or broker non-votes), abstentions and broker non-votes, if any, will have no effect on the manner in which the Series B Preferred Stock votes are cast. Therefore, if you do not wish for this Proposal to pass, you should vote “Against” this Proposal.

The Board of Directors unanimously recommends that stockholders vote “FOR” the amendment of our Articles of Incorporation increasing the number of our authorized shares of Common Stock from 5,000,000 shares to 25,000,000 shares.

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PROPOSAL TWO:  APPROVAL  OF THE EXERCISE IN FULL OF THE INVESTOR WARRANTS

Overview

We are asking stockholders to approve the exercise in full of warrants to purchase an aggregate of 837,104 shares of our Common Stock at a price of $4.42 per share (the “Investor Warrants”) that we issued in a private placement to a group of institutional investors (the “Investors”), as contemplated by Nasdaq Listing Rule 5635(d), as described in more detail below. The securities purchase agreement we entered into with the Investors requires us to hold this Special Meeting for the purpose of obtaining this approval, and to the extent this proposal is not approved at this meeting, we are required to call additional stockholders’ meetings every 60 days until such stockholder approval is obtained.

October 2024 Offerings

On October 23, 2024, concurrently with the closing of a registered direct offering (the “Registered Offering”) in which we sold 418,552 shares of our Common Stock to the Investors at a price of $4.42 per share, we issued the Investor Warrants to the Investors.  The Investor Warrants will not be exercisable until we obtain stockholder approval for the issuance of the shares of Common Stock underlying the Investor Warrants, and will then be exercisable for a period of five years following the date we obtain such stockholder approval.  We have agreed to file a registration statement with the SEC to register the resale of the shares of Common Stock underlying the Investor Warrants under the Securities Act of 1933.

Adverse Effects of Approval of this Proposal

The approval of this proposal will result in the Investors being able to exercise the Investor Warrants in full.   Exercise of the Investor Warrants would dilute the ownership interest of our existing stockholders. In addition, the sale into the public market of the shares of Common Stock issuable upon such exercise could adversely affect the market price of our Common Stock.

Reasons for Requesting Stockholder Approval

Nasdaq Listing Rule 5635(d) requires stockholder approval of transactions, other than public offerings, resulting in the issuance of greater than 20% of the outstanding Common Stock at a price less than the “Minimum Price.” Because (i) no additional consideration was paid by the Investors for the Investor Warrants, and (ii) the exercise in full of the Investor Warrants, taken together with the sale of the shares to the Investors in the Registered Offering, would have resulted in the issuance of more than 20% of our outstanding shares of Common Stock, Nasdaq Listing Rule 5635(d) is implicated by the issuance of the Investor Warrants. Accordingly, in order to comply with Nasdaq Listing Rule 5635(d), the Investor Warrants include a provision under which they may not be exercised until we have obtained the approval of our stockholders to such exercise.  In addition, the securities purchase agreement we entered into with the Investors requires us to hold this Special Meeting for the purpose of obtaining this stockholder approval, and to the extent we are not successful in obtaining stockholder approval at this Special Meeting, we are required to call additional stockholders’ meetings every 60 days until such stockholder approval is obtained.

The Board has determined that allowing the Investors to exercise the Investor Warrants Note in full is in the best interest of the Company and its stockholders because the Company is required to obtain the approval its stockholders to such exercise under its agreements with the Investors, and to repeatedly call stockholders’ meetings every 60 days until such stockholder approval is obtained.  As a result, in the event the Company’s stockholders fail to approve this proposal, the Company will incur substantial costs for holding such additional meetings, including legal costs and costs for printing and mailing proxy materials to its stockholders.

The Board of Directors Unanimously Recommends a Vote “FOR” The Approval of the Exercise In Full of the Investor Warrants By the Investors.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our Common Stock as of  October 23, 2024, based on 1,748,428 shares of Common Stock outstanding as of such date, by:

•	each person, or group of affiliated persons, who we know to beneficially own more than 5% of our Common Stock;
•	each of our named executive officers;
•	each of our directors and director nominees; and
•	all of our executive officers and directors as a group.

Information with respect to beneficial ownership has been furnished by each director, officer or beneficial owner of more than 5% of our Common Stock.  We have determined beneficial ownership in accordance with the rules of the SEC.  These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities.  In addition, the rules include shares of our Common Stock issuable pursuant to the exercise of warrants.  These shares are deemed to be outstanding and beneficially owned by the person holding those warrants for the purpose of computing the percentage ownership of that person, but they are not treated as outstanding for the purpose of computing the percentage ownership of any other person.  Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to applicable community property laws.

Names and Address of Individual or Identity of Group(1)	Number of Shares Beneficially Owned		Beneficial Ownership (%)
Officers and Directors
Timothy Warbington	39,298	(2)	2.2%
Donald Dickerson	7,010	(3)	*
Michael H. Finger	1,851		*
Susan Snow	-0-		*
Bruce S. Urdang	-0-		*
All Directors and Executive Officers as a Group (5 Persons)	48,159	)(4)	2.8%

5% Holders
N/A

* Less than one percent.

(1)	Unless otherwise indicated, the business address of each officer and director of the Company is c/o Creative Medical Technology Holdings, Inc., 211 E. Osborn Road, Phoenix, AZ 85012.
(2)

Includes 22,695 shares beneficially owned by Creative Medical Health, Inc., of which Mr. Warbington serves as President and Chief Executive Officer, and currently exercisable options to purchase 4,394 shares of Common Stock.  Mr. Warbington is also the holder of the one (1) share of the Company’s Series BA Preferred Stock, which has no voting rights other than the right to 100,000,000 votes on the Share Increase Proposal. However, the Series B Preferred Stock will be voted in the same proportion as the votes cast by shares of Common Stock on the Share Increase Proposal, even if a majority of the shares of Common Stock are voted “Against” this proposal. The share of Series B Preferred Stock will be automatically redeemed effective upon the approval of the Share Increase Proposal (or at an earlier time as the Board may determine in its sole discretion).

(3)	Includes currently exercisable warrants to purchase 3,000 shares of Common Stock and currently exercisable options to purchase 3,993 shares of Common Stock.
(4)	Includes 3,000 shares that may be issued under currently exercisable warrants, and 8,387 shares that may be issued under currently exercisable options.

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OTHER MATTERS

The Board of Directors does not know of any other matters to be presented at the Special Meeting. If any additional matters are properly presented or otherwise allowed to be considered at the Special Meeting, the persons named in the enclosed proxy will have discretion to vote shares they represent in accordance with their own judgment on such matters.

It is important that your shares be represented at the meeting, regardless of the number of shares that you hold. You are, therefore, urged to submit your proxy or voting instructions at your earliest convenience.

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EXHIBIT A

FRANCISCO V. AGUILAR
Secretary of State
401 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Profit Corporation:

Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)
Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)
Officer's Statement (PURSUANT TO NRS 80.030)

TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT

1. Entity information:

Name of entity as on file with the Nevada Secretary of State:

Creative Medical Technology Holdings, Inc.

Entity or Nevada Business Identification Number (NVID): NV19981395139

2. Restated or Amended and Restated Articles: (Select one)

(If amending and restating only, complete section 1,2 3, 5 and 6)

☐ Certificate to Accompany Restated Articles or Amended and Restated Articles

☐ Restated Articles - No amendments; articles are restated only and are signed by an officer of the corporation who has been authorized to execute the certificate by resolution of the board of directors adopted on:

The certificate correctly sets forth the text of the articles or certificate as amended to the date of the certificate.

☐ Amended and Restated Articles

* Restated or Amended and Restated Articles must be included with this filing type.

3. Type of Amendment Filing Being Completed: (Select only one box)

(If amending, complete section 1, 3, 5 and 6.)

☐ Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.380 - Before Issuance of Stock)

The undersigned declare that they constitute at least two-thirds of the following: (Check only one box) ☐ incorporators ☐ board of directors

The undersigned affirmatively declare that to the date of this certificate, no stock of the corporation has been issued

☒ Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is:

Or ☐ No action by stockholders is required, name change only.

☐ Officer's Statement (foreign qualified entities only) -

Name in home state, if using a modified name in Nevada:

Jurisdiction of formation:

Changes to takes the following effect:

☐ The entity name has been amended.
☐ The purpose of the entity has been amended.
☐ The authorized shares have been amended.
☐ Other: (specify changes)

☐ Dissolution
☐ Merger
☐ Conversion

* Officer's Statement must be submitted with either a certified copy of or a certificate evidencing the filing of any document, amendatory or otherwise, relating to the original articles in the place of the corporations creation.

This form must be accompanied by appropriate fees.

Page 1 of 2
Revised: 9/1/2023

FRANCISCO V. AGUILAR
Secretary of State
401 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Profit Corporation:
Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)
Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)
Officer's Statement (PURSUANT TO NRS 80.030)

4. Effective Date and Time: (Optional)	Date: ______ Time: ______ (must not be later than 90 days after the certificate is filed)
5. Information Being Changed: (Domestic corporations only)	Changes to takes the following effect: ☐ The entity name has been amended. ☐ The registered agent has been changed. (attach Certificate of Acceptance from new registered agent) ☐ The purpose of the entity has been amended. ☒ The authorized shares have been amended. ☐ The directors, managers or general partners have been amended. ☐ IRS tax language has been added. ☐ Articles have been added. ☐ Articles have been deleted. ☐ Other. The articles have been amended as follows: (provide article numbers, if available) Article IV(a) is amended to authorize 25,000,000 shares of common stock. (attach additional page(s) if necessary)
6. Signature: (Required)	X ______ Signature of Officer or Authorized Signer ______ Title X ______ Signature of Officer or Authorized Signer ______ Title *If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

Please include any required or optional information in space below:
(attach additional page(s) if necessary)

This form must be accompanied by appropriate fees.

Page 2 of 2
Revised: 9/1/2023

Article IV is hereby amended to read as follows:

(a) Common Stock. The aggregate number of shares of Common Stock which the Corporation shall have authority to issue is 25,000,000 at a par value of $0.001 per share. All stock, when issued shall be fully paid and non-assessable, shall be of the same class, and shall have the same rights and preferences.

Each share of Common Stock shall be entitled to one vote at a stockholders' meeting, either in person or by proxy. Cumulative voting in elections of Directors and all other matters brought before stockholder meetings, whether they be annual or special, shall not be permitted.

The holders of the capital stock of the Corporation shall not be personally liable for the payment of the Corporation's debts, and private property of the holders of the capital stock of the Corporation shall not be subject to the payment of debts of the Corporation to any extent whatsoever.

Stockholders of the Corporation shall not have any preemptive rights to subscribe for additional issues of stock of the Corporation except as may be agreed upon from time to time by the Corporation and any stockholder.

(b) Preferred Stock. The aggregate number of shares of Preferred Stock which the Corporation shall have authority to issue is 10,000,000 shares, par value $.001, which may be issued in series, with such designations, preferences, stated values, rights, qualifications or limitations as determined solely by the Board of Directors of the Corporation.

4858-2700-3070.1 16065.001